Exhibit 99.1

Supplemental Financial Report for Quarter Ended September 30, 2017

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

All statements in this document other than statements of historical facts, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. When used, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions, are intended to identify forward-looking statements. We have based forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. This document may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties contained in this supplement and, accordingly, we cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the headings “Item 1A Risk Factors” in our 2016 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2017.  These forward-looking statements are subject to various risks and uncertainties and America First Multifamily Investors, L.P. expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Most, but not all, of the selected financial information furnished herein is derived from the America First Multifamily Investors, L.P.’s (“ATAX” or “Partnership”) consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Forms 10-K and 10-Q. The Partnership’s annual consolidated financial statements were subject to an independent audit, dated March 3, 2017. The third quarter 2017 Form 10-Q materials are dated November 6, 2017 and the Partnership does not undertake to update the materials after that date.

Disclosure Regarding Non-GAAP Measures

This document refers to certain financial measures that are identified as non-GAAP. We believe these non-GAAP measures are helpful to investors because they are the key information used by management to analyze our operations. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures.

Please see the consolidated financial statements we filed with the Securities and Exchange Commission on Forms 10-K and 10-Q.  Our GAAP consolidated financial statements can be located upon searching for the Partnership’s filings at www.sec.gov.

PARTNERSHIP FINANCIAL INFORMATION

TABLE OF CONTENTS

Pages
Supplemental Letter from the CEO	4
Quarterly Fact Sheet	5
Financial Performance Trend Graphs	6-11
Other Partnership Information	12
Partnership Financial Statements	13-15
Partnership Financial Measures and Schedules	16-20

AMERICA FIRST MULTIFAMILY INVESTORS L.P.

SUPPLEMENTAL LETTER FROM THE CEO

During Q3 2017, ATAX continued to focus its efforts to “fine tune” the Balance Sheet.  To forward this effort we have successfully executed on the following transactions during the quarter:

•	Acquired approximately $12.5 million of mortgage revenue bonds
•	Invested an additional $1.6 million in the Investment in unconsolidated entities,
•	Executed on a subscription agreement from an institutional investor to purchase $20 million of ATAX’s Series A Preferred Units,
•	Extended the maturity of the M24 TEBS I debt financing to September 15, 2020, and
•	Acquired an interest rate cap with a notional value of approximately $60.2 million for approximately $52,000.

In addition to the transactions above, the following results were realized in the third quarter of 2017:

•	Total revenue increased approximately 22.7% to $16.2 million, compared to $13.2 million in the third quarter of 2016, and
•	Total assets increased to $1.05 billion at September 30, 2017, compared to $944.1 million at December 31, 2016.

We are pleased with our efforts to attract qualified institutional investors to our Series A Preferred Unit private placement program.  As of September 30, 2017, we have raised $77 million of low-cost, non-cumulative, non-convertible and non-voting Preferred Unit equity capital.  This remains an ongoing focus for our team as we head into the fourth quarter of 2017.

We are pleased with the results of the third quarter 2017 and the efforts of our team as we continue to execute on our strategy to “fine tune” the Balance Sheet.  Thank you for your continued support!

Chad Daffer

Chief Executive Officer

4

THIRD QUARTER 2017 FACT SHEET

PARTNERSHIP DETAILS

ATAX was formed for the primary purpose of acquiring a portfolio of mortgage revenue bonds (“MRBs”) that are issued to provide construction and/or permanent financing of multifamily residential properties.  We continue to expect most of the interest paid on these MRBs is excludable from gross income for federal income tax purposes. We continue to pursue a business strategy of acquiring additional MRBs and other investments on a leveraged basis.  We also invest in other securities which, if not secured by a direct or indirect interest in a property, must be rated in one of the four highest rating categories by at least one nationally recognized securities rating agency.  We have also acquired interests in multifamily apartments (“MF Properties”) in order to position ourselves for future investments in mortgage revenue bonds issued to finance these properties.  In addition, we have invested in equity interests of multifamily, market rate, projects throughout the U.S.

(As of September 30, 2017)
Symbol (NASDAQ)	ATAX
Annual Distribution	$0.50
Price	$6.05
Yield	8.3%

Units Outstanding (including Restricted Units)	60,252,928
Market Capitalization	$364,530,214
52-week Unit price range	$5.30 to $6.25

Partnership Financial Information for the Q3 2017 (amounts in thousands, except per Unit)

Total Revenue	$16,235
Net Income – ATAX Partnership	$3,545
Total Assets	$1,053,196
Ratio of Debt to Total Assets at Par and Cost	66%
Cash Available for Distribution (“CAD”)[1]	$5,440
Distribution Declared per unit[2]	$0.125

[1]

Management utilizes a calculation of Cash Available for Distribution (“CAD”) to assess the Partnership’s operating performance. This is a non-GAAP financial measure and a reconciliation of our GAAP net income to CAD is provided on page 16 of the Supplement herein.

[2]

The most recent distribution was paid on October 31, 2017 for Unitholders of record as of September 29, 2017. The distribution is payable to Unitholders of record as of the last business day of the quarter end and ATAX trades ex-dividend two days prior to the record date, with a payable date of the last business day of the subsequent month.

5

ATAX ASSET PROFILE

•	Total mortgage revenue bonds, core assets of ATAX, have increased to 74% of Total Assets at September 30, 2017, from 35% of Total Assets at December 31, 2012.

6

ATAX FINANCING PROFILE

At September 30, 2017

TOTAL DEBT ($ in 000’s)

7

ATAX ASSETS HELD - $ AND LEVERAGE %’s

[1]	Total outstanding debt divided by total assets using the carrying value of the MRBs, PHC Certificates, initial finance costs and the MF Properties at cost.

8

REVENUE AND OTHER INCOME TRENDS

Revenue and other income decreased year-over-year due to a gain on sale in the third quarter of 2016.

Highlighted transactions recorded during the past eight quarters include the following:

•	During the second quarter of 2017, we recognized contingent interest of approximately $87,000,
•

During the first quarter of 2017, we recognized a gain on the sale of Northern View (an MF Property) of approximately $3.2 million, net of income taxes and Tier 2 income paid to the general partner, and before direct and indirect expense, and contingent interest of approximately $133,000,

•	During the fourth quarter of 2016, we recognized contingent interest of approximately $1.7 million,
•	During the third quarter of 2016, we recognized a gain of approximately $1.1 million, net of tax, on the sale of Woodland Park, an MF Property, and contingent interest of $90,000,
•

During the second quarter of 2016, we recognized a gain of approximately $8.3 million, net of tax, on the sale of the Arboretum, an MF Property, and contingent interest income of approximately $45,000,

•	During the first quarter of 2016, we recognized contingent interest income of approximately $174,000, and
•	During the fourth quarter of 2015, we recognized contingent interest and note interest income of approximately $6.2 million from the sale of the Consolidated VIEs.

9

OPERATING EXPENSE TRENDS

Partnership Only Income Statement Trends - Operating Expenses
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Total Expenses
$1,100,000,000
$1,000,000,000
$900,000,000
$800,000,000
$700,000,000
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$-
Total Assets
12/31/2015
3/31/2016
6/30/2016
9/30/2016
12/31/2016
3/31/2017
6/30/2017
9/30/2017
For Three Months Ended
Salaries and benefits
General and administrative
Interest expense
Depreciation and amortization
Amortization of deferred finance costs
AFCA2 fees
Total Assets

•	Since December 31, 2015, the ratio of “Salaries and benefits” and “General and administrative” expenses has averaged approximately 0.45% of Total Assets.

10

PERFORMANCE TRENDS

•

In 2017, we realized approximately $219,000 of contingent interest, of which $55,000 was due to the General Partner.  In addition, we reported the sale of Northern View, which resulted in a gain of approximately $4.3 million, net of tax, of which approximately $1.1 million was due to the General Partner.  There was approximately $3.3 million that was allocated to the Unitholders.

•

In 2016, we realized approximately $2.0 million of contingent interest, of which $505,000 was due the General Partner. In addition, we reported the sale of the Arboretum and Woodland Park which resulted in gains of approximately $8.3 million and $1.1 million, respectively, net of tax, of which approximately $2.4 million was due the General Partner.  There was approximately $8.6 million that was allocated to the Unitholders.

•

In 2015, we realized approximately $4.8 million of contingent interest, of which approximately $1.2 million was due the General Partner. In addition, we reported the sale of Glynn Place and The Colonial which resulted in gains of approximately $1.2 million and $3.4 million, respectively, of which approximately $297,000 and $854,000, respectively, was due the General Partner. There was approximately $7.0 million that was allocated to the Unitholders.

11

OTHER PARTNERSHIP INFORMATION

Corporate Office:		Transfer Agent:
1004 Farnam Street		American Stock Transfer & Trust Company
Suite 400		59 Maiden Lane
Omaha, NE 68102		Plaza Level
Phone:	402-444-1630	New York, NY 10038
Investor Services:	402-930-3098	Phone: 718-921-8124
K-1 Services:	855-4AT-AXK1	888-991-9902
Fax:	402-930-3047	Fax:718-236-2641
Web Site:	www.ataxfund.com
K-1 Services Email:	k1s@ataxfund.com
Ticker Symbol:	ATAX

Corporate Counsel:	Independent Accountants:
Barnes & Thornburg LLP	PwC
11 S. Meridian Street	1 North Wacker Drive
Indianapolis, IN 46204	Chicago, Illinois 60606

Burlington Capital LLC, General Partner of the General Partner for ATAX Board of Managers

Michael B. Yanney	Chairman Emeritus of the Board
Lisa Y. Roskens	Chairman of the Board
Mariann Byerwalter	Manager
Dr. William S. Carter	Manager
Patrick J. Jung	Manager
George Krauss	Manager
Dr. Gail Yanney	Manager
Walter K. Griffith	Manager
Senator Michael Johanns	Manager

Corporate Officers
Chief Executive Officer – Chad L. Daffer
Chief Financial Officer – Craig S. Allen

12

Partnership Financial Statements and Information Schedules

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. BALANCE SHEETS

	September 30, 2017	December 31, 2016
Assets
Cash and cash equivalents	$35,556,115	$20,748,521
Restricted cash	2,449,346	6,757,699
Interest receivable	7,319,913	6,983,203
Mortgage revenue bonds, held in trust	739,967,192	590,194,179
Mortgage revenue bonds	39,346,686	90,016,872
Public housing capital fund trusts	54,913,748	57,158,068
Real estate assets:
Land and improvements	10,798,832	17,354,587
Buildings and improvements	105,323,268	113,089,041
Real estate assets before accumulated depreciation	116,122,100	130,443,628
Accumulated depreciation	(17,623,467)	(16,217,028)
Net real estate assets	98,498,633	114,226,600
Investment in equity interests	34,335,649	19,470,006
Property loans, net	31,194,704	29,763,334
Other assets	9,613,734	8,795,192
Total Assets	$1,053,195,720	$944,113,674

Liabilities
Accounts payable, accrued expenses and other liabilities	$8,297,418	$7,255,327
Distribution payable	7,607,693	8,017,950
Unsecured lines of credit	12,471,000	40,000,000
Secured line of credit, net	-	19,816,667
Debt financing, net	594,635,819	495,383,033
Mortgages payable and other secured financing, net	50,579,400	51,379,512
Derivative swaps	1,196,701	1,339,283
Total Liabilities	674,788,031	623,191,772
Redeemable preferred units	76,855,492	40,788,034
Partners' Capital
General Partner	331,429	102,536
Beneficial Unit Certificate holders	301,220,768	280,026,669
Total Partners' Capital	301,552,197	280,129,205
Noncontrolling interest	-	4,663
Total Capital	301,552,197	280,133,868
Total Liabilities and Partners' Capital	$1,053,195,720	$944,113,674

14

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

PARTNERSHIP INCOME STATEMENTS

	For The Three Months Ended September 30, 2017	For The Three Months Ended September 30, 2016	For The Nine Months Ended September 30, 2017	For The Nine Months Ended September 30, 2016
Revenues:
Investment income	$12,242,533	$9,071,460	$35,886,934	$27,238,601
Property revenues	3,244,440	3,414,788	10,280,940	13,483,760
Contingent interest income	-	90,000	219,217	309,396
Other interest income	735,123	645,691	2,047,056	2,043,162
Other Income	12,734	-	75,371	-
Total Revenues	16,234,830	13,221,939	48,509,518	43,074,919
Expenses:
Real estate operating (exclusive of items shown below)	2,225,845	2,252,939	6,331,145	7,259,071
Impairment charge	-	-	-	61,506
Depreciation and amortization	1,259,055	1,361,259	4,122,260	5,292,889
Amortization of deferred financing costs	577,413	425,520	1,880,236	1,350,200
Interest expense	5,714,181	3,485,172	16,997,761	12,577,361
General and administrative	3,197,853	2,377,148	9,205,183	7,474,500
Total Expenses	12,974,347	9,902,038	38,536,585	34,015,527
Other Income:
Gain on sale of real estate assets	-	1,633,973	7,152,512	14,076,902
Gain on sale of securities	-	-	-	8,097
Income before income taxes	3,260,483	4,953,874	17,125,445	23,144,391
Income tax expense	(285,000)	331,000	2,110,047	4,984,000
Net income before noncontrolling interest	3,545,483	4,622,874	15,015,398	18,160,391
Income (loss) attributable to noncontrolling interest	-	(668)	71,653	(781)
Net income - ATAX Partnership	$3,545,483	$4,623,542	$14,943,745	$18,161,172

Net income - ATAX Partnership	3,545,483	4,623,542	14,943,745	18,161,172
Redeemable preferred unit distributions and accretion	(523,682)	(181,969)	(1,280,874)	(308,635)
Net income available to Partners	$3,021,801	$4,441,573	$13,662,871	$17,852,537

Selected Segment Data (Partnership):
Revenue and Other Income
Mortgage Revenue Bond Investments	$11,035,530	$8,504,675	$32,683,968	$26,082,649
MF Properties	3,257,174	5,048,761	17,508,823	27,560,662
Public Housing Capital Fund Trusts	711,823	724,735	2,139,791	2,178,627
MBS Securities Investments	-	-	-	48,755
Other Investments	1,230,303	577,741	3,329,448	1,289,225
Total Revenue and Other Income	$16,234,830	$14,855,912	$55,662,030	$57,159,918
Total Expenses:
Mortgage Revenue Bond Investments	$8,430,541	$5,586,175	$25,257,158	$18,913,133
MF Properties	3,884,001	4,294,320	14,372,058	19,101,702
Public Housing Capital Fund Trusts	371,830	351,875	1,086,094	987,140
MBS Securities Investments	-	-	-	(3,229)
Other Investments	2,975	-	2,975	-
Total	$12,689,347	$10,232,370	$40,718,285	$38,998,746
Net Income (loss) - ATAX Partnership
Mortgage Revenue Bond Investments	$2,604,989	$2,918,500	$7,426,810	$7,169,516
MF Properties	(626,827)	754,441	3,136,765	8,458,960
Public Housing Capital Fund Trusts	339,993	372,860	1,053,697	1,191,487
MBS Securities Investments	-	-	-	51,984
Other Investments	1,227,328	577,741	3,326,473	1,289,225
Income from continuing operations	$3,545,483	$4,623,542	$14,943,745	$18,161,172

15

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

PARTNERSHIP CASH AVAILABLE FOR DISTRIBUTION AND OTHER PERFORMANCE MEASURES

FOR THE THREE MONTHS ENDED

The following table contains reconciliations of the Partnership’s GAAP net income to its CAD:

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Partnership only net income	$3,545,483	$4,109,400	$7,288,862	$5,623,335	$4,623,542	$11,005,930	$2,531,700	$9,549,326
Change in fair value of derivatives and interest rate derivative amortization	66,917	181,420	121,349	(1,395,730)	(263,684)	531,389	1,110,407	(153,039)
Depreciation and amortization expense (Partnership only)	1,259,055	1,270,379	1,592,826	1,569,641	1,361,259	1,806,732	2,124,898	2,208,551
Impairment charge	-	-	-	-	-	61,506	-	-
Amortization of deferred financing costs	577,413	562,585	740,238	512,309	425,520	392,493	532,187	554,128
Restricted units compensation expense	550,390	438,893	170,840	802,092	31,050	-	-	-
Deferred income taxes	(9,000)	(201,000)	(164,000)	(51,000)	(136,000)	553,000	-	-
Redeemable preferred unit distributions and accretion	(523,682)	(432,550)	(324,642)	(274,772)	(181,969)	(124,982)	(1,684)	-
Bond purchase premium/discount accretion (net of cash received)	(26,270)	(26,741)	(23,507)	(27,770)	(147,033)	33,668	34,696	171,717
Tier 2 Income distributable to the General Partner	-	(16,224)	(1,104,401)	(426,774)	(291,295)	(2,096,982)	(43,599)	(1,187,639)
Amortization related to discontinued operations	-	-	-	-	-	-	-	1,344
CAD	$5,440,306	$5,886,162	$8,297,565	$6,331,331	$5,421,390	$12,162,754	$6,288,605	$11,144,388

Weighted average number of units outstanding, basic	59,811,578	59,862,969	60,037,687	59,995,789	60,176,937	60,252,928	60,252,928	60,252,928

Partnership Only:
Net income, basic and diluted, per unit	$0.05	$0.06	$0.10	$0.09	$0.07	$0.15	$0.04	$0.14
CAD per unit, basic	$0.09	$0.10	$0.14	$0.11	$0.09	$0.20	$0.10	$0.19

Distributions declared, per unit	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125

16

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE SEPTEMBER 30, 2017

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value
15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,812,357	$11,546,126
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,266,283	13,028,600
Ashley Square	Des Moines, IA	12/1/2025	6.25%	4,994,000	5,007,538
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,150,587	17,815,399
Avistar at Chase Hill - Series A	San Antonio, TX	3/1/2050	6.00%	9,773,429	9,492,751
Avistar at Copperfield - Series A	Houston, TX	5/1/2054	5.75%	10,000,000	10,423,447
Avistar at Copperfield - Series B	Houston, TX	6/1/2054	12.00%	4,000,000	4,012,278
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,480,225	10,501,275
Avistar (February 2013 Acquisition) - Series B (3 Bonds)	San Antonio, TX	4/1/2050	9.00%	2,150,422	2,167,468
Avistar at the Oak - Series A	San Antonio, TX	8/1/2050	6.00%	7,654,594	8,535,033
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,609,446	7,275,678
Avistar on the Hill - Series A	San Antonio, TX	8/1/2050	6.00%	5,288,542	5,896,835
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	1,001,662	1,060,108
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,262,378	14,170,981
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	124,922	155,701
Avistar at Wilcrest - Series A	Houston, TX	5/1/2054	5.75%	3,775,000	3,982,425
Avistar at Wilcrest - Series B	Houston, TX	6/1/2054	12.00%	1,550,000	1,554,816
Avistar at Wood Hollow - Series A	Austin, TX	5/1/2054	5.75%	31,850,000	33,198,678
Avistar at Wood Hollow - Series B	Austin, TX	6/1/2054	12.00%	8,410,000	8,437,395
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,295,000	6,395,991
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,465,000	7,522,667
Brookstone	Waukegan, IL	5/1/2040	5.45%	9,004,023	9,567,665
Bruton	Dallas, TX	8/1/2054	6.00%	18,080,240	20,688,022
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	14,969,000	15,673,452
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,431,237	12,746,002
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,185,000	21,796,745
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,440,000	15,336,349
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,820,000	23,654,325
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,145,000	6,012,844
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,230,000	11,375,338
Courtyard Apartments - Series B	Fullerton, CA	12/1/2018	5.50%	6,228,000	6,220,807
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,191,568	9,148,365
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,590,000	7,885,343
Crossing at 1415 - Series B	San Antonio, TX	1/1/2053	12.00%	335,000	336,079
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,834,591	25,353,589
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,638,152	5,278,395
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	8,147,000	9,377,615
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	9.00%	938,204	1,149,746
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,862,983	7,949,314
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,730,000	4,128,115
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,900,000	7,713,042
Harmony Terrace - Series B	Simi Valley, CA	1/1/2019	5.50%	7,400,000	7,399,765
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,435,000	6,764,490
Heights at 515 - Series B	San Antonio, TX	1/1/2053	12.00%	510,000	511,815
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	11,088,157	12,077,271
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,540,000	10,025,248
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,695,000	1,874,814
Las Palmas II - Series B	Coachella, CA	11/1/2018	5.50%	1,770,000	1,769,214

17

Live 929	Baltimore, MD	7/1/2049	5.78%	40,010,000	44,555,656
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,512,746	2,913,798
Montecito at Williams Ranch Apartments - Series A	Salinas, CA	10/1/2034	5.50%	7,690,000	7,690,000
Montecito at Williams Ranch Apartments - Series B	Salinas, CA	10/1/2019	5.50%	4,781,000	4,781,000
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,330,000	13,144,421
Oaks at Georgetown - Series B	Georgetown, TX	1/1/2019	5.50%	5,512,000	5,505,838
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,140,000	15,136,412
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,539,620	3,732,274
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	10,233,522
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,267,286	12,896,186
Runnymede	Austin, TX	10/1/2042	6.00%	10,200,000	10,368,797
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,044,098	3,570,075
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,495,000	3,776,588
San Vicente - Series B	Soledad, CA	11/1/2018	5.50%	1,825,000	1,822,687
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,376,000	5,160,070
Seasons at Simi Valley - Series B	Simi Valley, CA	9/1/2018	8.00%	1,944,000	1,944,084
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,350,000	8,177,218
Seasons Lakewood - Series B	Lakewood, CA	1/1/2019	5.50%	5,260,000	5,255,104
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,375,000	13,509,909
Seasons San Juan Capistrano - Series B	San Juan Capistrano, CA	1/1/2019	5.50%	6,574,000	6,566,159
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,893,310	8,973,048
Southpark	Austin, TX	12/1/2049	6.13%	13,435,000	15,001,374
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,423,000	7,108,547
Summerhill - Series B	Bakersfield, CA	12/1/2018	5.50%	3,372,000	3,371,261
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,632,000	4,098,553
Sycamore Walk - Series B	Bakersfield, CA	1/1/2018	8.00%	1,815,000	1,813,922
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,284,860	22,223,008
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	5,980,454	6,857,802
Vantage at Judson	San Antonio, TX	1/1/2053	9.00%	26,187,732	29,590,746
Vantage at Harlingen	San Antonio, TX	9/1/2053	9.00%	24,379,208	26,300,680
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,085,000	3,398,244
The Village at Madera - Series B	Madera, CA	12/1/2018	5.50%	1,719,000	1,717,464
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,908,215	4,512,784
Willow Run	Columbia, SC	12/1/2050	5.50%	14,970,000	15,311,952
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,289,000	4,299,736
				$715,651,531	$779,313,878

OTHER INVESTMENTS SEPTEMBER 30, 2017

	Weighted	Weighted Avg.
Name	Average Lives	Coupon Rate	Principal Outstanding	Estimated Fair Value
Public Housing Capital Fund Trust Certificate I	7.76	5.39%	$24,913,137	$25,810,657
Public Housing Capital Fund Trust Certificate II	6.80	4.32%	9,763,546	9,404,297
Public Housing Capital Fund Trust Certificate III	8.19	5.45%	20,043,767	19,698,794
			$54,720,450	$54,913,748

18

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE DECEMBER 31, 2016

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value
15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,850,000	$11,434,281
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,351,321	12,352,993
Ashley Square	Des Moines, IA	12/1/2025	6.25%	5,039,000	5,377,556
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,268,850	17,552,122
Avistar at Chase Hill - Series A	San Antonio, TX	3/1/2050	6.00%	9,844,994	10,434,017
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,549,644	10,302,911
Avistar (February 2013 Acquisition) - Series B (3 Bonds)	San Antonio, TX	4/1/2050	9.00%	2,158,382	2,302,595
Avistar at the Oak - Series A	San Antonio, TX	8/1/2050	6.00%	7,709,040	8,272,178
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,656,458	7,016,020
Avistar on the Hill - Series A	San Antonio, TX	8/1/2050	6.00%	5,326,157	5,749,653
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	1,005,226	1,091,418
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,300,000	13,221,251
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	125,000	121,659
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,365,000	6,865,162
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,535,000	8,052,881
Brookstone	Waukegan, IL	5/1/2040	5.45%	9,076,558	8,920,018
Bruton	Dallas, TX	8/1/2054	6.00%	18,145,000	18,494,886
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	15,000,000	14,287,193
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,500,000	12,145,552
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,185,000	20,385,246
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,440,000	14,484,752
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,820,000	22,122,534
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,145,000	5,673,855
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,230,000	10,230,000
Courtyard Apartments - Series B	Fullerton, CA	12/1/2018	5.50%	6,228,000	6,228,000
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,258,605	8,778,042
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,590,000	7,544,445
Crossing at 1415 - Series B	San Antonio, TX	1/1/2053	12.00%	335,000	332,386
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,950,214	22,659,229
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,670,000	4,802,402
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	8,210,000	9,054,585
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	9.00%	940,479	1,058,695
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,912,535	7,282,273
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,730,000	3,735,159
Harmony Court Bakersfield - Series B	Bakersfield, CA	12/1/2018	5.50%	1,997,000	2,021,093
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,900,000	6,900,000
Harmony Terrace - Series B	Simi Valley, CA	1/1/2019	5.50%	7,400,000	7,400,000
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,435,000	6,396,377
Heights at 515 - Series B	San Antonio, TX	1/1/2053	12.00%	510,000	506,023
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	11,161,330	12,066,785
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,639,000	9,538,694
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,695,000	1,695,000
Las Palmas II - Series B	Coachella, CA	11/1/2018	5.50%	1,770,000	1,785,139
Live 929	Baltimore, MD	7/1/2049	5.78%	40,085,000	44,275,418
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,530,000	2,638,608
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,330,000	12,330,000
Oaks at Georgetown - Series B	Georgetown, TX	1/1/2019	5.50%	5,512,000	5,512,000

19

Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,215,000	16,542,468
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,549,780	3,998,848
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	10,727,500
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,348,364	12,174,733
Runnymede	Austin, TX	10/1/2042	6.00%	10,250,000	11,024,285
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,065,000	3,242,093
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,495,000	3,457,646
San Vicente - Series B	Soledad, CA	11/1/2018	5.50%	1,825,000	1,832,334
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,376,000	4,684,335
Seasons at Simi Valley - Series B	Simi Valley, CA	9/1/2017	8.00%	1,944,000	1,971,727
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,350,000	7,350,000
Seasons Lakewood - Series B	Lakewood, CA	1/1/2019	5.50%	5,260,000	5,260,000
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,375,000	12,375,000
Seasons San Juan Capistrano - Series B	San Juan Capistrano, CA	1/1/2019	5.50%	6,574,000	6,574,000
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,933,259	8,398,641
Southpark	Austin, TX	12/1/2049	6.13%	13,435,000	15,038,064
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,423,000	6,261,324
Summerhill - Series B	Bakersfield, CA	12/1/2018	5.50%	3,372,000	3,358,695
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,632,000	3,762,431
Sycamore Walk - Series B	Bakersfield, CA	1/1/2018	5.50%	1,815,000	1,750,568
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,826,716	21,611,102
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	6,024,120	6,261,702
Vantage at Judson	San Antonio, TX	1/1/2053	9.00%	26,356,498	28,015,005
Vantage at Harlingen	San Antonio, TX	9/1/2053	9.00%	24,529,580	25,447,299
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,085,000	3,007,346
The Village at Madera - Series B	Madera, CA	12/1/2018	5.50%	1,719,000	1,712,217
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,936,750	4,039,391
Willow Run	Columbia, SC	12/1/2050	5.50%	15,000,000	14,296,235
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,310,000	4,604,976
Total Mortgage Revenue Bonds				$648,439,860	$680,211,051

OTHER INVESTMENTS DECEMBER 31, 2016

	Weighted	Weighted Avg.	Principal	Estimated
Name	Average Lives	Coupon Rate	Outstanding	Fair Value
Public Housing Capital Fund Trust Certificate I	8.31	5.36%	$24,923,137	$26,749,255
Public Housing Capital Fund Trust Certificate II	7.65	4.31%	10,938,848	10,685,723
Public Housing Capital Fund Trust Certificate III	8.79	5.42%	20,468,767	19,723,090
			$56,330,752	$57,158,068

20